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                                                                   Exhibit 10.10





                           WORLD EQUITY PARTNERS, L.P.
                                WARRANT AGREEMENT

          Warrant Agreement (the "Agreement") dated as of July 22, 1993 among WORLD EQUITY PARTNERS, L.P., a Delaware limited partnership (the "Purchaser"), THE TRIUMPH GROUP HOLDINGS, INC., a Delaware corporation ("Holdings"), and CITICORP VENTURE CAPITAL, LTD., a New York corporation ("CVC").

          WHEREAS, the Purchaser is acquiring from Holdings, (a) a warrant attached as Exhibit 1 hereto (the "Warrant"), representing the right to purchase from Holdings certain Warrant Shares (as adjusted from time to time pursuant to the provisions of the Warrant) on the terms and conditions set forth in the Warrant.

          WHEREAS, the Warrant is being issued as an inducement and partial consideration for World Subordinated Debt Partners, L.P., a Delaware limited partnership ("WSDP"), to enter into that certain Senior Subordinated Loan Agreement (the "Loan Agreement") dated as of the date of this Agreement between WSDP and The Triumph Group Operations, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Holdings ("TGI"), and to make the loan to TGI contemplated therein (the "Loan"), and without such issuance, WSDP will not enter into the Loan Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     I.   PURCHASE PRICE AND CLOSING.

          A. ALLOCATION. The parties agree to allocate a portion of the Loan under the Loan Agreement to the Warrant following delivery of the Warrant.

          B. CLOSING. The closing of the issuance of the Warrant to the Purchaser (the "Closing") shall take place simultaneously with the closing pursuant to the Loan Agreement. The date of such Closing is hereinafter referred to as the "Closing Date."

          C. TRANSACTIONS ON CLOSING DATE. At the Closing, Holdings shall deliver to the Purchaser the duly issued Warrant.

     II. REPRESENTATIONS AND WARRANTIES OF HOLDINGS. Holdings represents and warrants to the Purchaser as follows:

          A. GOOD STANDING. Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

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          B.   AUTHORITY RELATIVE TO THIS AGREEMENT.  Holdings has all requisite corporate power and authority to enter into and perform this Agreement and to issue and deliver the Warrant to the Purchaser. The execution, delivery and performance by Holdings of this Agreement, including the issuance and delivery of the Warrant to the Purchaser, have been duly authorized by all necessary corporate action on the part of Holdings. This Agreement has been duly executed and delivered by Holdings and (assuming due execution and delivery by the Purchaser) is a legal, valid and binding obligation of Holdings and is enforceable against Holdings in accordance with its terms.

          C. NO CONFLICT OR VIOLATION. The execution and delivery of this Agreement by Holdings, the performance by Holdings of its terms and the issuance and delivery of the Warrant to the Purchaser will not on the Closing Date conflict with or result in a violation of (i) the Restated Certificate of Incorporation or By-Laws of Holdings, or (ii) any agreement, instrument, law, rule, regulation, order, writ, judgment or decree to which Holdings is a party or is subject, except for such conflicts and violations which will not, in the aggregate, have a material adverse effect on the business, operations, assets or financial condition of Holdings and will not deprive the Purchaser of any material benefit under this Agreement.

          D. VALIDITY OF ISSUANCE. The Warrant to be issued to the Purchaser pursuant to this Agreement and the Warrant Shares issued upon exercise of the Warrant will, when issued, be duly and validly issued, fully paid and nonassessable (assuming in the case of the Warrant Shares, payment of the exercise price is made in accordance with the terms of the Warrant).

     III. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to Holdings as follows:

          A. INVESTMENT INTENTION. The Purchaser is acquiring the Warrant, and if exercised, the Warrant Shares, for investment solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Purchaser agrees and acknowledges that it will not, directly or indirectly, offer, transfer or sell the Warrant or any Warrant Shares, or solicit any offers to purchase or acquire the Warrant or any Warrant Shares, unless the transfer or sale is (x) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act") and has been registered under any applicable state securities or "blue sky" laws or (y) pursuant to an exemption from registration under the Securities Act and applicable state securities or "blue sky" laws.


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          B.   LEGEND. The Purchaser has been advised by Holdings that the certificates representing the Warrant and the Warrant Shares will bear the following legend:

          THIS WARRANT [CERTIFICATE] WAS ORIGINALLY ISSUED ON JULY 22, 1993 AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT CERTIFICATE. THIS WARRANT [CERTIFICATE] IS ALSO SUBJECT TO A WARRANT AGREEMENT DATED JULY 22, 1993 AMONG THE TRIUMPH GROUP, INC., CITICORP VENTURE CAPITAL, LTD. AND THE ORIGINAL HOLDER HEREOF. A COPY OF THE WARRANT AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST. A COPY OF THE WARRANT AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST.

          Upon reasonable request of Holdings in connection with any transfer of the Warrant or the Warrant Shares (other than a transfer pursuant to a public offering registered under the Securities Act, pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or any similar rules then in effect), or to an affiliate of the Purchaser), the Purchaser will deliver, if requested by Holdings, an opinion of counsel knowledgeable in securities laws reasonably satisfactory to Holdings to the effect that such transfer may be effected without registration under the Securities Act. Holdings agrees to issue certificates evidencing the Warrant Shares that do not contain such legend upon receipt of an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Holdings, to the effect that registration under the Securities Act is not required because of the availability of an exemption from such registration.

          C. ADDITIONAL INVESTMENT REPRESENTATIONS. The Purchaser is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act.

     IV. TAG-ALONG. If CVC proposes to transfer any shares of any class of common stock of Holdings (collectively, "Common Stock"), CVC shall give written notice to the Purchaser not less than 30 days before the date of the proposed disposition of such proposed transfer specifying the identity of the proposed transferee(s) and disclosing in reasonable detail the price and other terms and conditions of the proposed transfer. The Purchaser may elect to participate in the proposed transfer by delivering written notice to CVC prior to the expiration of the 30-day period. If the Purchaser elects to participate in such transfer, the Purchaser shall be entitled to sell in such proposed transfer, at the same price and on the same terms as CVC, a number of Warrant Shares


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equal to the product of (a) the quotient determined by dividing (i) the number of shares of Common Stock proposed to be sold by (ii) the aggregate number of shares of Common Stock then held by CVC, its affiliates and the Purchaser (including shares which may be purchased under the Warrant), and (b) the number of shares of Common Stock then held by the Purchaser (including shares which may be purchased under the Warrant).

          This Section IV shall not apply to transfers to affiliates of CVC or transfers pursuant to a public offering under the Securities Act; provided that in the case of a transfer to an affiliate such affiliate agrees to be bound by the terms of this Article IV.

     V. CERTAIN RIGHTS OF PURCHASE. If Holdings proposes to issue any shares of Common Stock other than pursuant to a Permitted Issuance or by virtue of a stock split, stock dividend or similar event, the Purchaser shall have the right of first refusal to purchase a portion of Common Stock sufficient to enable the Purchaser to maintain its percentage interest in the Common Stock on a fully-diluted basis (giving effect to the exercise of all presently exercisable options or other rights to acquire Common Stock, including the Warrant) immediately prior to such issuance. Holdings shall give the Purchaser at least 30 days' prior written notice of any such proposed issuance setting forth in reasonable detail the proposed terms and conditions thereof and shall offer to the Purchaser the opportunity to purchase such securities at the same price, on the same terms, and at the same time as the securities proposed to be issued by Holdings. The Purchaser may exercise its right of first refusal by delivery of an irrevocable written notice to Holdings not more than 10 days after delivery of Holdings' notice.

     VI. INSPECTION RIGHTS. Holdings shall permit one holder of the Warrant or the Warrant Shares selected by the holders of the majority of the Warrant Shares (assuming for purposes of this section that the Warrant has been exercised), upon reasonable notice and during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of Holdings and its subsidiaries (ii) examine the corporate and financial records of Holdings and its subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of Holdings and its subsidiaries.

     VII. ATTENDANCE AT BOARD MEETINGS. Holdings shall give one holder of the Warrant or Warrant Shares selected by the holders of a majority of the Warrant Shares (assuming the Warrant has been exercised), written notice of each meeting of its board of directors and each meeting of the board of directors of TGI at the


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same time and in the same manner as notice is given to the directors, and
Holdings shall permit a representative of such holder to attend, as an observer, all such meetings unless attendance at such meeting, in Holdings' reasonable judgment, would create a conflict of interest for such holder; provided that in the case of telephonic meetings, such holder need receive only actual notice thereof at the same time and in the same manner as notice is given to the directors, and such holder's representative shall be given the opportunity to listen to such telephonic meetings. Each representative shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to directors of such corporations in connection with such meetings at the same time such materials and information are given to the directors unless receipt of such materials would create a conflict of interest by such holder. Holdings shall give written notice of any action by written consent in lieu of a meeting of directors of such corporations to such holder prior to the effective date of such consent describing in reasonable detail the nature and substance of such action.

     VIII. INFORMATION RIGHTS. For so long as the Purchaser shall hold any Warrant Shares or the Warrant, the Purchaser shall have the right to receive the financial information set forth in Section 5.1(a), (b) and (c) of the Loan Agreement, regardless of whether such agreement shall continue to be in force and effect.

     IX.  MISCELLANEOUS

          A. DEFINITIONS. For the purposes of this Agreement, the following terms shall have the following meanings:

          "PERMITTED ISSUANCE" means any issuance of any class of Common Stock upon (a) the conversion of any other class of common stock in accordance with the terms thereof, (b) a registered offering to the public, (c) exercise of the Warrant and (d) up to 5,000 shares of Common Stock in the aggregate issued to members of management of Holdings and its subsidiaries (as adjusted for stock splits, dividends and similar events).

          "WARRANT SHARES" means shares of the Common Stock obtained or obtainable upon exercise of the Warrant; PROVIDED, HOWEVER, that if there is a change such that the securities issuable upon exercise of the Warrant are issued by an entity other than Holdings or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrant if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.


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          B.   NOTICES. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given (i) when delivered, if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, and (iii) when received if delivered otherwise, to the party to whom it is directed:

               Holdings:

                    The Triumph Group Holdings, Inc.
                    c/o Citicorp Venture Capital, Ltd.
                    399 Park Avenue
                    New York, NY 10043
                    Attention: Bruce Bruckman

               with a copy to:

                    Kirkland & Ellis
                    55 East 52nd Street
                    New York, NY 10055
                    Attention: Stephen Zide, Esq.

               Purchaser:

                    World Equity Partners, L.P.
                    c/o Citicorp Capital Investors Ltd.
                    399 Park Avenue
                    New York, New York 10043
                    Attention: Byron Knief

               with a copy to:

                    Kirkland & Ellis
                    55 East 52nd Street
                    New York, NY 10055
                    Attention: Steven S. Siegel, Esq.

               CVC:

                    Citicorp Venture Capital, Ltd.
                    399 Park Avenue
                    New York, NY 10043
                    Attention: Bruce Bruckman

               with a copy to:

                    Kirkland & Ellis
                    55 East 52nd Street
                    New York, NY 10055
                    Attention: Kirk Radke, Esq.


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or to such other address as either party hereto shall have specified by notice in writing to the others.

          C. ASSIGNMENT. This Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any rights or obligations hereunder shall be assigned by Holdings without the prior written consent of the Purchaser.

          D. AMENDMENT. This Agreement may be amended only by a written instrument signed by Holdings and the Purchaser and, in the case of Section IV, with the consent of CVC.

          E. WAIVER. Either party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto,
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid as to such party if set forth in an instrument in writing signed by such party.

          F. SEVERABILITY. In the event that any one or more of the provisions hereof, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          G. APPLICABLE LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the conflicts of laws rules thereof.

          H. EXPENSES. All reasonable fees and expenses incurred by Purchaser in connection with the preparation of this Agreement and the transactions referred to herein, including the reasonable fees of Purchaser's counsel, shall be paid by Holdings, whether or not the issuance of the Warrant, the execution and delivery of the Loan Agreement or any other transaction contemplated hereby is consummated.

          I. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.


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          J.   DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be signed and attested by its duly authorized officers under its corporate seal and to be dated the date hereof.

                                        THE TRIUMPH GROUP HOLDINGS, INC.


                                        By:  __/s/ Richard C. Ill_______________
                                        Name:  Richard C. Ill
                                        Title: President and Chief
                                               Executive Officer


                                        WORLD EQUITY PARTNERS, L.P.



                                        By:  _/s/_______________________________
                                             its general partner


                                        By:  _/s/_______________________________
                                        Name:
                                        Title:


                                        CITICORP VENTURE CAPITAL, LTD.



                                        By:  __/s/______________________________
                                        Name:
                                        Title:


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